Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

July 10, 2023

JPMorgan Chase Bank, N.A., as

Administrative Agent

500 Stanton Christiana Rd.

NCC5 / 1st Floor

Newark, DE 19713-2107

Attention: Loan & Agency Services Group

Ladies and Gentlemen:

We refer to the $625,000,000 Senior Secured Credit Agreement dated as of December 20, 2022 (as amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among Ares Strategic Income Fund (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. You have advised us that the Borrower has requested in a letter dated July 10, 2023 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Dollar Commitments and Multicurrency Commitments be increased on the terms and subject to the conditions set forth herein.

A. Commitment Increase. Pursuant to Section 2.07(e) of the Credit Agreement, U.S. Bank National Association (“USB”) and Barclays Bank PLC (“Barclays”, and together with USB, the “Assuming Lenders”), hereby agree to make Dollar Commitments (in the case of USB) and Multicurrency Commitments (in the case of Barclays) in the amount set forth opposite the name of each such Assuming Lender listed in Schedule I hereto, such Dollar Commitments and Multicurrency Commitments to be effective as of the Increase Date (as defined in the Increase Request); provided, that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Increase Date, in substantially the form of Exhibit I hereto. Pursuant to Section 2.07(e)(i)(D) of the Credit Agreement, the Administrative Agent and the Issuing Banks hereby consent to each Assuming Lender making their Dollar Commitments or Multicurrency Commitments, as applicable, in the amount specified in the Increase Request and in Schedule I hereto.

B. Confirmation of Assuming Lenders. Each Assuming Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (iii) acknowledges and agrees that, from and after the Increase Date and the making of the associated Dollar Commitments and Multicurrency Commitments, the Commitment Increase set forth opposite the name of each Assuming Lender listed in Schedule I hereto shall be included in its Commitments and such Commitments shall be governed for all purposes by the Credit Agreement and the other Loan Documents.

C. Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Commitment Increase Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

D. Governing Law. This Commitment Increase Agreement shall be construed in accordance with and governed by the law of the State of New York.

[signature pages follow]

Very truly yours,

ASSUMING LENDER

U.S. BANK National Association

By:	/s/ Barry Chung
Name:	Barry Chung
Title:	Senior Vice President

ASSUMING LENDER

BARCLAYS Bank PLC

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[Signature Page – Commitment Increase Agreement]

Accepted and agreed:

ARES STRATEGIC INCOME FUND

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Chief Financial Officer

Acknowledged:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Issuing Bank

By:	/s/ Kevin Faber
	Name:	Kevin Faber
	Title:	Vice President

TRUIST BANK,
as an Issuing Bank

By:	/s/ Hays Wood
	Name:	Hays Wood
	Title:	Director

SUMITOMO MITSUI BANKING CORPORATION,
as an Issuing Bank

By:	/s/ Shane Klein
	Name:	Shane Klein
	Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Issuing Bank

By:	/s/ Grant Woetzel
	Name:	Grant Woetzel
	Title:	Vice President

[Signature Page – Commitment Increase Agreement]

SCHEDULE I

Assuming Lender	Commitment
U.S. Bank National Association	$25,000,000 (Dollar)
Barclays Bank PLC	$100,000,000 (Multicurrency)